DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES

                 OF PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                               AND ITS AFFILIATES





                               AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2000



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                                        2


               DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF
         PUBLIC SERVICE ENTERPRISE GROUP INCORPORATEDAND ITS AFFILIATES
                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2000

     1. PURPOSE. The purpose of this Plan is to provide a method to certain select and key employees of the Company and its Affiliates to defer compensation as provided herein. This Plan was formerly known as the Deferred Compensation Plan for Certain Employees of Public Service Electric and Gas Company.

     2. DEFINITIONS OF TERMS USED IN THIS PLAN. As used in this Plan, the following words and phrases shall have the meanings indicated:

     (a) "Account" -- The Deferred Compensation Account described in Paragraph 4 of this Plan.

     (b) "Affiliate" -- any organization which is a member of a controlled group of corporations (as defined in Code section 414(b), as modified by Code section 415(h)) which includes the Company; or any trades or businesses (whether or not incorporated) which are under common control (as defined in Code section 414(c), as modified by Code section 415(h)) with the Company; or a member of an affiliated service group (as defined in Code section 414(m)) which includes the Company or any other entity required to be aggregated with the Company pursuant to regulations under Code section 414(o). The term affiliate shall also include such entities which shall be specifically designated by the Committee.

     (c) "Assets" -- All Compensation and interest that have been credited to an Participant's Account in accordance with Paragraph 4 of this Plan.

     (d) "Beneficiary" -- The individual(s) and/or entity(ies) designated and defined by Schedule B of the Plan.

     (e)  "Change in Control" -- The occurrence of any of the following events:


          (i) any "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended from time to time (the "Act")) is or becomes the beneficial owner within the meaning of Rule 13d-3 under the Act (a "Beneficial Owner"), directly or indirectly, of securities of the Company (not including in the securities



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                                       3


               beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 15, 1998, constitute the board of directors of the Company ("Board") and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 15, 1998 or whose appointment, election or nomination for election was previously so approved or recommended; or

         (iii) there is consummated a merger or consolidation of the Company or any direct or indirect wholly owned subsidiary of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 75% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or


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                                       4


               disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          (v)  Notwithstanding the foregoing subparagraphs (i), (ii), (iii) and
               (iv), a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     (e)  "Committee" -- The Employee Benefits Policy Committee of the Company.

     (f)  "Company" -- Public Service Enterprise Group Incorporated.

     (g) "Compensation" -- The total remuneration paid to a Participant for services rendered to the Company or a Participating Affiliate, excluding the Company's or Participating Affiliate's cost for any public or private employee benefit plan, including this Plan, but including all elective contributions that are made by the Company or Participating Affiliate under Internal Revenue Code Sections 125 or 401(k). Compensation deferrable under this Plan shall specifically include any and all amounts transferred from the deferred compensation accounts of the Company's Management Incentive Compensation Plan, the Management Incentive Compensation Plan of Public Service Electric and Gas Company and any prior deferred compensation plan of an Affiliate.

     (h) "Deferred Compensation" -- The amount of Compensation deferred pursuant to Paragraph 3 of this Plan.

     (i) "Disability" -- Disability so as to be incapable of performing further work for the Company or Participating Affiliate that results in termination of employment.

     (j)  "Employer" -- The Company and any Participating Affiliate.

     (k) "Investment Fund" -- The fund or funds selected by the Committee from time to time and included in Schedule C of the Plan which shall serve as a means of measuring the increase or decrease of each Participant's Account. The Committee may, in its discretion, add or discontinue any Investment



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                                       5


          Fund available under the Plan. The Committee shall provide each affected Participant with the opportunity, without limiting or otherwise impairing any other right of such Participant regarding changes in investment directions, to redirect the allocation of his or her Account invested in any discontinued Investment Fund among the other Investment Funds available under the Plan, including any replacement investment vehicle.

     (l) "Participant" -- Each employee of the Company or any Participating Affiliate as may be designated by the Chief Executive Officer of the Company.

     (m) "Participating Affiliate" -- Any Affiliate of the Company which (a) adopts this Plan with the approval of the Company; (b) authorizes the Board of Directors and the Committee to act for it in all matters arising under or with respect to this Plan; and (c) complies with such other terms and conditions relating to this Plan as may be imposed by the Company.

     (n) "Pension Plan" -- The Pension Plan of Public Service Enterprise Group Incorporated (formerly known as the Pension Plan of Public Service Electric and Gas Company) or the Public Service Enterprise Group Incorporated Cash Balance Pension Plan (formerly known as the Public Service Electric and Gas Company Cash Balance Pension Plan).

     (o) "Plan" -- The Deferred Compensation Plan for Certain Employees of Public Service Enterprise Group Incorporated and its Affiliates, formerly known as the Deferred Compensation Plan for Certain Employees of Public Service Electric and Gas Company.

     3. ELECTION AS TO THE AMOUNT OF COMPENSATION THAT IS TO BE DEFERRED. A Participant may elect to defer any portion of his Compensation otherwise payable for services rendered for his/her Employer after the date of adoption of this Plan.

     Any such election must be made by filing with the Committee an "Election in Connection with Deferral of Compensation", the form of which shall be designated by the Committee and is hereinafter referred to as "Schedule A". A Participant may change (using Schedule A for such purposes), not later than December 31 of any year, the amount of Compensation to be deferred by him/her with respect to the next succeeding calendar year or years. In the calendar year that a Participant first becomes eligible to participate in this Plan, such Participant may elect to defer Compensation for part of that calendar year but only if such election is made within thirty (30) days after the Participant first becomes eligible to participate in this Plan. Compensation may be



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                                       6


deferred prospectively only, and the amount of Compensation to be deferred may be changed only with respect to future calendar years.

     4. HOW THE ACCOUNT IS TO BE MAINTAINED.

     (a) ESTABLISHMENT OF ACCOUNT -- The Company shall establish an Account for each Participant who elects to participate in the Plan. Each Participant's Account shall be credited at the end of each month with an amount equal to the Deferred Compensation which would have otherwise been payable to him/her that month.

     (b) EARNINGS CREDITS ON ASSETS IN THE ACCOUNT -- Each Participant, except Participants not actively employed by an Employer on January 1, 2000, may direct investment of his or her Account among the Investment Funds (in the manner established by the Committee) in multiples of one percent; provided, however, that the Committee shall not be obligated to effectuate any such investment direction. In the case of (i) Participants not actively employed by an Employer on January 1, 2000 and (ii) a Participant who fails to provide a designation of Investment Funds, such Participants shall be deemed to have designated 100 percent of his or her Account to be invested in the Investment Fund that determines income accrual with reference to the prime commercial lending rate of the Chase Manhattan Bank.

     Except with respect to an investment election related to (A) an election made within 30 days of January 1, 2000 and (B) any Investment Fund which is discontinued during a Plan Year, each of which shall be effective immediately, a Participant's investment election may be changed annually and will be effective from January 1 of the Plan Year next following receipt of the Employee's investment election form.

     Each Participant's Account shall be credited with a rate of return on the last day of March, June, September and December equal to the rate of return experienced by the Investment Fund selected by the Participant for the same period. The fair market value of each Investment Fund shall be determined by the Committee and shall represent the fair market value of all securities and other property held by the Investment Fund.



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                                       7


     (c) TITLE TO AND BENEFICIAL OWNERSHIP OF ASSETS -- The Plan shall be unfunded. The Company shall not be required to segregate any amounts credited to any Participant's Account, which shall be established merely as an accounting convenience. Title to and beneficial ownership of any Assets, whether Deferred Compensation or earnings credited to a Participant's Account pursuant to Paragraphs 4(a) and (b) hereof, shall at all times remain in the Company, and no Participant nor Beneficiary shall have any interest whatsoever in any specific assets of the Company. All Assets shall at all times remain solely the property of the Company subject to the claims of its general creditors and available for the Company's use for whatever purpose desired.

     5. DISTRIBUTION FROM THE ACCOUNT

     (a) ELECTION AS TO THE COMMENCEMENT OF THE DISTRIBUTION -- By election on Schedule A filed with the Committee, an Participant may elect to have distribution from his/her account commence either (i) within thirty (30) days after the date he ceases to be employed by an Employer or, in the alternative,
(ii) in the month of January of any calendar year following termination of employment elected by the Participant, but in any event no later than the later of (A) the January of the year following the year of the Participant's 70th birthday or (B) the January following termination of employment or (iii) pursuant to the terms of any written employment agreement applicable to the Participant. A Participant may change such election by filing a subsequent Schedule A, but any such change shall apply only to future deferrals. The actual date that distribution shall commence shall be a date within the elected period to be determined by the Committee in its sole discretion.

     (b) ELECTION AS TO THE TIMING OF THE DISTRIBUTION(S) -- By election on Schedule A filed with the Committee, a Participant may elect to receive the distribution of his/her Account in the form of (i) one lump-sum payment, (ii) annual distributions over a five-year period or (3) annual distributions over a 10-year period. A Participant may change such election by filing a subsequent Schedule A, but any such change shall apply only to future deferrals. In the event a lump-sum payment is made under this Plan, the Assets credited to a Participant's Account, including earnings at the rate provided in Paragraph 4(b) of this Plan to the date of distribution, shall be paid to the Participant on the date


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                                       8


determined under Paragraph 5(a) of this Plan. In the case of a distribution over a period of years, the Company shall pay to the Participant on the date determined under Paragraph 5(a) of this Plan and on the yearly anniversaries of such date, annual installments of the unpaid balance of the Assets in the Participant's Account, including earnings on the unpaid balance at the rate provided in Paragraph 4(b) of this Plan to the date of distribution. The amount of each installment shall be determined by multiplying the then unpaid balance, plus accrued earnings, in the Participant's Account by a fraction, the numerator of which is one and the denominator of which is the number of annual installments remaining to be paid.

     (c) DISTRIBUTION IN CASE OF CERTAIN DISABILITY -- In the event of an Participant's Disability prior to a calendar year elected by the Participant under Paragraph 5(a)(ii) of this Plan for distribution to commence, distribution of the Participant's Account shall commence in the month following the month in which the Participant terminates employment for disability, in accordance with the Participant's election under Paragraph 5(b) of this Plan as to the form of distribution. The actual date that distribution shall commence shall be a date within such month determined by the Committee in its sole discretion.

     (d) DISTRIBUTION IN CASE OF DEATH -- In the event of an Participant's death, the balance of the Participant's Account shall be distributed to the Participant's Beneficiary(ies) over a period of not more than five (5) years, in accordance with his/her election on Schedules A and B (filed with the Committee) for distribution in case of death. Any change in the period over which such payments are made shall only apply to future deferrals. Such distribution shall be made in a manner consistent with Paragraph 5(b) of this Plan and shall commence in the month of January of the year after the year of the Participant's death, on a date within said month to be determined by the Committee in its sole discretion. Additional annual payments for distributions made over a period of more than one year shall be made on the yearly anniversaries of such date. In the event of an Participant's death after distribution of his Account has commenced, any election under this Paragraph 5(d) shall not extend the time of payment of his Account beyond the time when distribution would have been completed if he had lived. A Participant may change Beneficiary designations by filing a subsequent Schedule B with the Committee.

     (e) REQUEST FOR CHANGE IN DISTRIBUTION -- An Participant, Beneficiary or a legal representative may request a change in the timing, frequency or amount of payments made from an Participant's Account by filing a written request therefore with the Committee. The Committee may, in its sole discretion, grant such request only if the Committee determines that


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                                       9



an emergency beyond the control of the Participant, Beneficiary or legal representative exists and which would cause such Participant, beneficiary or legal representative severe financial hardship if the payment of such benefits were not approved. Any such distribution for hardship shall be limited to the amount needed to meet such emergency. A Participant who makes a hardship withdrawal may not reenter this Plan for 12 months after the date of withdrawal. Any distribution under this Paragraph 5(e) shall commence within 30 days after the Committee grants such request for hardship withdrawal.

     (f) EMPLOYMENT NOT TERMINATED IF TRANSFERRED TO AN AFFILIATE -- For the purposes of this Paragraph 5, an Participant shall not be deemed to have terminated his/her employment if he/she is transferred to the employ of a corporation is an Affiliate of the Company.

     (g) COMPANY MAY DISTRIBUTE IN LUMP-SUM IF DISTRIBUTABLE AMOUNT LESS THAN $5,000 -- The Company reserves the right to make a lump-sum distribution, notwithstanding any other provision of this Plan, if the total Assets in an Participant's Account are $5,000 or less at any time after the Participant ceases to be employed by the Company.

     6. ASSIGNMENT. No benefit under the Plan shall in any manner or to any extent be assigned, alienated, or transferred by any Participant or Beneficiary under the Plan or subject to attachment, garnishment or other legal process.

     7. PLAN DOES NOT CONSTITUTE AN EMPLOYMENT AGREEMENT. This Plan shall not constitute a contract f or the continued employment of any Participant by the Company. The Company reserves the right to modify a Participant's compensation at any time and from time to time as it considers appropriate and to terminate his employment for any reason at any time notwithstanding this Plan.

     8. AMENDMENT OR TERMINATION OF THE PLAN BY THE COMPANY. The Company may, in its sole discretion and by action of its Board of Directors or Employee Benefit Policy Committee, amend, modify or terminate this Plan at any time, provided, however, that no such amendment, modification or termination shall adversely affect the right of a


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                                       10



Participant in respect of Deferred Compensation previously earned by him/her which has not been paid, unless such Participant or his/her legal representative shall consent to such change; provided, further, that notwithstanding any other provision of this Plan, upon the occurrence of a Change in Control, the earnings credit calculated pursuant to Paragraph 4 may not be reduced below the prime commercial lending rate described in Schedule C.

     9. WHAT CONSTITUTES NOTICE. Any notice to an Participant, Beneficiary or legal representative hereunder shall be given either by delivering it or by depositing it in the United States mail, postage prepaid, addressed to his last known address. Any notice to the Company or the Committee hereunder (including the filing of Schedules A and B) shall be given either by delivering it, or depositing it in the United States mail, postage prepaid, to the Secretary of the Employee Benefits Policy Committee, Public Service Enterprise Group Incorporated, 80 Park Plaza, P. 0. Box 1170, Newark, New Jersey 07101.

     10. ADVANCE DISCLAIMER OF ANY WAIVER ON THE PART OF THE COMPANY. Failure by the Company to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of any such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of any such right or power at any other time or times.

     11. EFFECT ON INVALIDITY OF ANY PART OF THE PLAN. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     12. PLAN BINDING ON ANY SUCCESSOR OWNER. Except as otherwise provided herein, this Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.


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                                       11



     13. LAWS GOVERNING THIS PLAN. Except to the extent federal law applies, this Plan shall be governed by the laws of the State of New Jersey.

     14. MISCELLANEOUS. The masculine pronoun shall mean the feminine wherever appropriate.


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                                       12



                                                                      SCHEDULE A

               DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED AND ITS AFFILIATES


              ELECTIONS IN CONNECTION WITH DEFERRAL OF COMPENSATION

SECTION 1. ELECTION AS TO COMPENSATION TO BE DEFERRED.

      Note: THIS SECTION IS TO BE USED TO MAKE OR TO CHANGE AN ELECTION UNDER
            PARAGRAPH 3 OF THE PLAN. ANY CHANGE IN ELECTION MUST BE MADE NO LATER THAN DECEMBER 31 OF THE YEAR PRECEDING THE YEAR IN WHICH YOU WISH THE CHANGE TO APPLY.

      I hereby elect to defer, in accordance with the provisions of the Plan:

      __________ (a) a month of my Compensation; or

      __________ (b) All of my Compensation in excess of $_________ per year.


SECTION 2. ELECTION AS TO COMMENCEMENT OF DISTRIBUTION FROM ACCOUNT

      Note: THIS SECTION IS TO BE USED (A) WHEN FIRST BECOMING A PARTICIPANT
            COVERED BY THE PLAN AND (B) PRIOR TO DECEMBER 31ST OF ANY GIVEN YEAR IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.

      I hereby elect, in accordance with the provisions of the Plan, to have distribution from my Account commence:

      __________ (a) Within thirty (30) days after I cease to be employed by an
                     Employer.

      __________ (b) In the month of January, __________, unless I am employed by an Employer at such time, in which case within 30 days after I cease to be employed by an Employer.

      __________ (c) Pursuant to the my employment contract dated ____________ .


                                               Participant's Initials __________

                                                                  Date__________


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                                       13





                                                                    SCHEDULE A-2


SECTION 3. ELECTION AS TO THE TIMING OF THE DISTRIBUTION

      Note: THIS SECTION IS TO BE USED (A) WHEN FIRST BECOMING A PARTICIPANT AND
            (B) PRIOR TO DECEMBER 31ST OF ANY GIVEN YEAR IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.

      I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Account paid:

      __________ (a) In one lump sum.

      __________ (b) In annual installments over a period of five (5) years.

      __________ (c) In annual installments over a period of ten (10) years.

      __________ (d) Pursuant to the terms of my employment agreement dated _______


SECTION 4. ELECTION AS TO METHOD OF DISTRIBUTION IN CASE OF DEATH

      Note: THIS SECTION TO BE USED TO SELECT THE METHOD OF DISTRIBUTION IN THE
            CASE OF DEATH. PERIOD SELECTED MAY NOT BE MORE THAN FIVE (5) YEARS.

      In case of my death, I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Account paid over a period of _____ year(s) to my Beneficiary(ies) designated on Schedule B.


______________________, 19___


____________________________________        ____________________________________
Witness                                              Participant Signature



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                                       14



                                                                      SCHEDULE B


               DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF
           PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED AND AFFILIATES
                                  (THE "PLAN")


                         DESIGNATION OF BENEFICIARY(IES)

      In the event of my death, I hereby designate the following individuals, fiduciaries or other entities, either in their own right or in their representative capacity, in the proportions and in the priority of interest designated, to be the beneficiaries of any benefits owing to me, under the Plan.

      PRIMARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder. If any one or more of the primary beneficiaries designated hereunder shall predecease me, such beneficiary's share(s) shall be divided equally among the remaining primary beneficiaries.

                                         PROPORTIONATE
 NAME AND PRESENT ADDRESS             INTEREST OF PRIMARY          RELATIONSHIP
OF PRIMARY BENEFICIARY(IES)            BENEFICIARY(IES)           TO PARTICIPANT
---------------------------            ----------------           --------------

______________________________


______________________________             _________%               _________


______________________________


______________________________             _________%               _________



______________________________


______________________________             _________%               _________


______________________________


______________________________             _________%               _________



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                                       15


                                                                      SCHEDULE B


      SECONDARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder only if all of my Primary Beneficiaries have predeceased me. If all Primary Beneficiaries have predeceased me and if any one or more of the Secondary Beneficiaries designated hereunder shall predecease me, such Secondary Beneficiary's share(s) shall be divided equally among the Secondary Beneficiaries.

                                         PROPORTIONATE
 NAME AND PRESENT ADDRESS             INTEREST OF PRIMARY          RELATIONSHIP
OF PRIMARY BENEFICIARY(IES)            BENEFICIARY(IES)           TO PARTICIPANT
---------------------------            ----------------           --------------

______________________________


______________________________             _________%               _________


______________________________


______________________________             _________%               _________



______________________________


______________________________             _________%               _________


______________________________


______________________________             _________%               _________




      ESTATE -- In the event I have declined to designate a Beneficiary hereunder or if all of the Beneficiaries that I have designated predecease me, then all benefits payable under the Plan shall be payable to my Estate.


Date:__________

____________________________________        ____________________________________
Witness                                              Participant's Signature


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                                       16



                                                                      SCHEDULE C


                        INVESTMENT FUND ELECTION OPTIONS

     The following options shall be available for selection pursuant to Section 4(b) of the Plan.

     1) An annual rate equal to the rate charged by The Chase Manhattan Bank, N.A. on the first business day of each calendar quarter for prime commercial loans of 90 day maturity (based on actual number of days, 360 days to the year), plus 1/2 of 1%.

     2) An annual rate equal to the rate of return of the Conservative Pre-Mixed Portfolio of the PSEG Thrift Plan.

     3) An annual rate equal to the rate of return of the Moderate Pre-Mixed Portfolio of the PSEG Thrift Plan.

     4) An annual rate equal to the rate of return of the Aggressive Pre-Mixed Portfolio of the PSEG Thrift Plan.

     5) An annual rate equal to the return of the Large Cap Equity Fund of the PSEG Thrift Plan.

     Such earnings credit shall be computed on the average daily balance in the Participant's Account during each calendar quarter, excluding any Assets that have been distributed from the Participant's Account during such quarter, and shall be credited to the Participant's Account and compounded as provided for in the Plan.